Exhibit 99(A)(17)

SENTINEL GROUP FUNDS, INC.

ARTICLES SUPPLEMENTARY

SENTINEL GROUP FUNDS, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (“Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that:

FIRST:  Pursuant to authority expressly vested in the Board of Directors of the Corporation (“Board of Directors”) by the charter (“Charter”), and pursuant to Sections 2-105(c), 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board of Directors, at a meeting duly convened and held on October 12, 2007, adopted resolutions increasing the aggregate number of shares of stock of the Corporation from 2,550,000,000 shares of Common Stock, par value $.01 per share (“Common Stock”), to 2,800,000,000 shares of Common Stock and reclassifying and designating:

1.             40,000,000 authorized but unissued shares of Common Stock, par value $0.01 per share (the “Common Stock”), without further classification or designation as Class A shares of Sentinel Responsible Investing (SRI) Core Opportunities Fund, with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

2.             40,000,000 authorized but unissued shares of Common Stock without further classification or designation as Class C shares of Sentinel Responsible Investing (SRI) Core Opportunities Fund, with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

3.             40,000,000 authorized but unissued shares of Common Stock without further classification or designation as Class I shares of Sentinel Responsible Investing (SRI) Core Opportunities Fund, with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption as Common Stock as set forth in the Charter.

4.             40,000,000 authorized but unissued shares of Common Stock, par value $0.01 per share (the “Common Stock”), without further classification or designation as Class A shares of Sentinel Responsible Investing (SRI) Emerging Companies Fund, with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

5.             40,000,000 authorized but unissued shares of Common Stock without further classification or designation as Class C shares of Sentinel Responsible Investing (SRI) Emerging Companies Fund, with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

6.             40,000,000 authorized but unissued shares of Common Stock without further classification or designation as Class I shares of Sentinel Responsible Investing (SRI) Emerging Companies Fund, with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption as Common Stock as set forth in the Charter.

7.             5,000,000 authorized but unissued shares of Common Stock without further classification or designation as Class A shares of Sentinel International Equity Fund, with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption as Common Stock as set forth in the Charter.

SECOND:  Immediately before these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 2,550,000,000, $.01 par value per share, with an aggregate par value of $25,500,000, of which 15,000,000 are shares of Common Stock without further classification or designation and 2,535,000,000 are shares of Common Stock classified and designated as follows:

Class A	Number of Shares Allocated

Sentinel Balanced Fund	40,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	75,000,000
Sentinel Conservative Allocation Fund	20,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	90,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	30,000,000
Sentinel International Equity Fund	15,000,000
Sentinel Mid Cap Growth Fund	45,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	70,000,000
Sentinel Small Company Fund	160,000,000
Sentinel Small/Mid Cap Fund	40,000,000
Sentinel U.S. Treasury Money Market Fund	750,000,000

Class B	Number of Shares Allocated

Sentinel Balanced Fund	20,000,000
Sentinel Common Stock Fund	20,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel High Yield Bond Fund	20,000,000
Sentinel International Equity Fund	20,000,000
Sentinel Mid Cap Growth Fund	20,000,000
Sentinel Small Company Fund	40,000,000
Sentinel U.S. Treasury Money Market Fund	100,000,000

Class C	Number of Shares Allocated

Sentinel Balanced Fund	10,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	10,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel Government Securities Fund	20,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	10,000,000
Sentinel International Equity Fund	10,000,000
Sentinel Mid Cap Growth Fund	30,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	20,000,000
Sentinel Small Company Fund	40,000,000
Sentinel Small/Mid Cap Fund	40,000,000

Class D	Number of Shares Allocated

Sentinel Balanced Fund	20,000,000

Class I	Number of Shares Allocated

Sentinel Balanced Fund	40,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	40,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	40,000,000
Sentinel Growth Leaders Fund	40,000,000
Sentinel International Equity Fund	40,000,000
Sentinel Mid Cap Growth Fund	40,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Small Company Fund	40,000,000
Sentinel Small/Mid Cap Fund	40,000,000

Class S	Number of Shares Allocated

Sentinel Short Maturity Government Fund	50,000,000

THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 2,800,000,000, $.01 par value per share, with an aggregate par value of $28,000,000, of which 20,000,000 are shares of Common Stock without further classification or designation and 2,780,000,000 are shares of Common Stock classified and designated as follows:

Class A	Number of Shares Allocated

Sentinel Balanced Fund	40,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	75,000,000
Sentinel Conservative Allocation Fund	20,000,000
Sentinel Responsible Investing (SRI) Core Opportunities Fund	40,000,000
Sentinel Responsible Investing (SRI) Emerging Companies Fund	40,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	90,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	30,000,000
Sentinel International Equity Fund	20,000,000
Sentinel Mid Cap Growth Fund	45,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	70,000,000
Sentinel Small Company Fund	160,000,000
Sentinel Small/Mid Cap Fund	40,000,000
Sentinel U.S. Treasury Money Market Fund	750,000,000

Class B	Number of Shares Allocated

Sentinel Balanced Fund	20,000,000
Sentinel Common Stock Fund	20,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel High Yield Bond Fund	20,000,000
Sentinel International Equity Fund	20,000,000
Sentinel Mid Cap Growth Fund	20,000,000
Sentinel Small Company Fund	40,000,000
Sentinel U.S. Treasury Money Market Fund	100,000,000

Class C	Number of Shares Allocated

Sentinel Balanced Fund	10,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	10,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel Responsible Investing (SRI) Core Opportunities Fund	40,000,000
Sentinel Responsible Investing (SRI) Emerging Companies Fund	40,000,000
Sentinel Government Securities Fund	20,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	10,000,000
Sentinel International Equity Fund	10,000,000

Sentinel Mid Cap Growth Fund	30,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	20,000,000
Sentinel Small Company Fund	40,000,000
Sentinel Small/Mid Cap Fund	40,000,000

Class D	Number of Shares Allocated

Sentinel Balanced Fund	20,000,000

Class I	Number of Shares Allocated

Sentinel Balanced Fund	40,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	40,000,000
Sentinel Responsible Investing (SRI) Core Opportunities Fund	40,000,000
Sentinel Responsible Investing (SRI) Emerging Companies Fund	40,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	40,000,000
Sentinel Growth Leaders Fund	40,000,000
Sentinel International Equity Fund	40,000,000

Sentinel Mid Cap Growth Fund	40,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Small Company Fund	40,000,000
Sentinel Small/Mid Cap Fund	40,000,000

Class S	Number of Shares Allocated

Sentinel Short Maturity Government Fund	50,000,000

FOURTH: The undersigned Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Secretary as of the 12th day of November, 2007.

ATTEST:		SENTINEL GROUP FUNDS, INC.

By	/s/ Kerry A. Jung	By	/s/ Thomas P. Malone

	Kerry A. Jung		Thomas P. Malone
	Secretary		Vice President